Exhibit 10.32

FIRST AMENDMENT TO MASTER LEASE

This FIRST AMENDMENT TO MASTER LEASE (this “Amendment”) is made as of January 13, 2016, by and among MRT of San Antonio TX - SNF I, LLC, MRT of San Antonio TX - SNF II, LLC, MRT of Graham TX - SNF, LLC, MRT of Kemp TX - SNF, LLC, MRT of Kerens TX - SNF, LLC, MRT of Brownwood TX - SNF, LLC, MRT of El Paso TX - SNF, LLC, MRT of Kaufman TX - SNF, LLC, MRT of Longview TX - SNF, LLC, and MRT of Mt. Pleasant TX - SNF, LLC, each a Delaware limited liability company (collectively, the “Landlord”), and GruenePointe 1 Graham, LLC, GruenePointe 1 El Paso, LLC, GruenePointe 1 Kerens, LLC, GruenePointe 1 Casa Rio, LLC, GruenePointe 1 River City, LLC, GruenePointe 1 Brownwood, LLC, GruenePointe 1 Longview, LLC, GruenePointe 1 Kemp, LLC, GruenePointe 1 Mt. Pleasant, LLC, and GruenePointe 1 Kaufman, LLC, each a Texas limited liability company (collectively referred to herein as the “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Master Lease, dated July 29, 2015 (the “Master Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, those ten (10) properties comprising the Leased Property, as more fully described in the Master Lease; and

WHEREAS, Landlord and Tenant desire to amend the terms of the Master Lease, pursuant to the terms and conditions as provided herein; and

WHEREAS, all capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Master Lease.

NOW THEREFORE, in consideration of the premises and the agreements and covenants contained herein, Landlord and Tenant agree that the Master Lease is amended and modified as follows:

1. Amendments to Master Lease.

a.	Section 6.1 of the Master Lease is hereby amended by adding the following provision at the end of such Section:

“Tenant shall promptly, but in no event later than ten (10) days following the due date of any Taxes and Assessments, forward to Landlord copies of all invoices received by Tenant for such Taxes and Assessments and evidence of payment thereof. Further, Tenant shall provide to Landlord copies of all payment receipts for such Taxes and Assessments within ten (10) days after Tenant’s receipt thereof.”

b.	Section 7.1 of the Master Lease is hereby deleted in its entirety and the following is substituted in place thereof:

“7.1 Following an Event of Default, Landlord, at its sole option and upon notice to Tenant, may require Tenant to (i) make deposits for Taxes and Assessments with Landlord of an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments or such greater amount as may be required by any Mortgage/Underlying Lease, and/or (ii) make deposits for insurance premiums with Landlord of an amount equal to one-twelfth (1/12th) of the annual premiums for insurance on the Leased Property. Said deposits, if so required, shall be due and payable on the first day of each month, shall not bear interest and shall be held, at Landlord’s option, by Landlord and/or Mortgagee/Underlying Lessor to pay the Taxes and Assessments and insurance premiums as they become due and payable. If the total of the monthly payments as made under this Article shall be insufficient to pay the Taxes and Assessments and insurance premiums when due, then Tenant shall within ten (10) days of written demand pay Landlord the amount necessary to make up the deficiency.”

c.	Section 30.1 of the Master Lease is hereby deleted in its entirety and the following is substituted in place thereof:

“30.1 Within one hundred and twenty (120) days after the end of each calendar year (starting with the year ended December 31, 2015), Tenant shall cause GP Holdings to furnish to Landlord the full and complete audited financial statement of GP Holdings, prepared on a consolidated basis, reflecting the operations of the Facilities operated by the Tenants and GP Salvado for such year, which financial statement (i) shall contain a balance sheet, a detailed income and expense statement, and statement of cash flows for the Facilities (including St. Giles Nursing and Rehabilitation Center located in El Paso County, Texas and owned by GruenePoint 1 St. Giles, LLC), on a consolidated basis, (ii) shall contain supplemental consolidating financial statement schedules for each of the Facilities, each containing the balance sheet, detailed income and expense statement, and statement of cash flows for the applicable Facility, (iii) shall be duly certified by an officer of GP Holdings to fairly represent the financial condition of GP Holdings, the Tenants and GP Salvado, on a consolidated and consolidating basis, as of the date thereof, in accordance with GAAP, and (iv) shall be accompanied by a statement of a nationally recognized accounting firm acceptable to Landlord in its sole discretion (with Landlord hereby agreeing that McNair, McLemore, Middlebrooks & Co is acceptable to Landlord) that such consolidated financial statement of GP Holdings presents fairly, in all material respects, the financial condition of GP Holdings as of the end of the calendar year being reported on and that the results of the operations and cash flows for such year were prepared, and are being reported on, in conformity with GAAP (collectively called “Financial Statements”). In addition, within one hundred and twenty (120) days after the expiration or earlier termination of the Term, GP Holdings shall deliver to Landlord its Financial Statements for the period of time from the last day of the immediately preceding fiscal year to the date on which the Term expires or terminates, and any such obligation shall survive the expiration or earlier termination of this Lease.”

d.	Section 31.2 of the Master Lease is hereby modified by deleting the phrase “twenty-five (25) miles” and substituting the phrase “ten (10) miles” in place thereof.

e.	Section 32.6 of the Master Lease is hereby modified by deleting the notice address of the Tenants and substituting the following in place thereof:

“If to Tenants:	c/o GruenePointe Holdings, LLC
101 W. Renner Road, Suite 140
Richardson, Texas 75082
Attn: David Gunderson
Telephone: (214) 995-1900
Facsimile No: None
E-mail: David@USFreedomCap.com

With a copy to:	OnPointe Management LLC
8820 Horizon Blvd.
Albuquerque, NM 87113
Attention: Jerry Williamson
Telephone:
Facsimile No:
E-mail:

and a copy to:	Munsch Hardt Kopf & Harr, P.C.
500 N. Akard Street, Suite 3800
Dallas, Texas 75201
Attn: Phill Geheb
Telephone: (214) 855-7560
Facsimile No: (214) 978-5313
E-mail: pgeheb@munsch.com

and a copy to:	Richards Rodriguez & Skeith, LLP
816 Congress Ave., Suite 1200
Austin, TX 78701
Attention: Cory Macdonald, Esq.
Telephone:
Facsimile No:
E-mail: CMacdonald@rrsfirm.com”

All other provisions of Section 32.6 of the Master Lease (save for the Tenants’ notice address expressly modified herein) shall continue to apply and remain in full force and effect.

2. References to Master Lease. The Master Lease and any and all other documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Master Lease are hereby amended so that any reference in the Master Lease or in such other documents to the Master Lease shall mean a reference to the Master Lease as amended hereby.

3. Confirmation. Except as specifically set forth herein, all other terms and conditions of the Master Lease shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Master Lease and the terms of this Amendment, the terms of this Amendment shall control.

4. Counterparts. This Amendment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument and any of the parties or signatories hereto may execute this Amendment by signing any such counterpart. Copies of original signatures sent by facsimile, portable document format (.pdf), or other electronic imaging means shall be deemed to be originals for all purposes of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Master Lease as of the date first written above.

LANDLORD:

MRT OF SAN ANTONIO TX – SNF I, LLC		MRT OF BROWNWOOD TX – SNF, LLC
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Jeffery C. Walraven	By:	/s/ Jeffery C. Walraven
	Jeffrey C. Walraven,		Jeffrey C. Walraven,
	Executive Vice President and CFO		Executive Vice President and CFO

MRT OF SAN ANTONIO TX – SNF II, LLC		MRT OF EL PASO TX – SNF, LLC
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Jeffery C. Walraven	By:	/s/ Jeffery C. Walraven
	Jeffrey C. Walraven,		Jeffrey C. Walraven,
	Executive Vice President and CFO		Executive Vice President and CFO

MRT OF GRAHAM TX – SNF, LLC		MRT OF KAUFMAN TX – SNF, LLC
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Jeffery C. Walraven	By:	/s/ Jeffery C. Walraven
	Jeffrey C. Walraven,		Jeffrey C. Walraven,
	Executive Vice President and CFO		Executive Vice President and CFO

MRT OF KEMP TX – SNF, LLC		MRT OF LONGVIEW TX – SNF, LLC
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Jeffery C. Walraven	By:	/s/ Jeffery C. Walraven
	Jeffrey C. Walraven,		Jeffrey C. Walraven,
	Executive Vice President and CFO		Executive Vice President and CFO

MRT OF KERENS TX – SNF, LLC		MRT OF MT. PLEASANT TX – SNF, LLC
a Delaware limited liability company		a Delaware limited liability company

By:	/s/ Jeffery C. Walraven	By:	/s/ Jeffery C. Walraven
	Jeffrey C. Walraven,		Jeffrey C. Walraven,
	Executive Vice President and CFO		Executive Vice President and CFO

TENANT:

GRUENEPOINTE 1 GRAHAM, LLC		GRUENEPOINTE 1 BROWNWOOD, LLC
a Texas limited liability company		a Texas limited liability company

By:	/s/ Jerry Williamson	By:	/s/ Jerry Williamson
	Jerry Williamson, President		Jerry Williamson, President

GRUENEPOINTE 1 EL PASO, LLC		GRUENEPOINTE 1 LONGVIEW, LLC
a Texas limited liability company		a Texas limited liability company

By:	/s/ Jerry Williamson	By:	/s/ Jerry Williamson
	Jerry Williamson, President		Jerry Williamson, President

GRUENEPOINTE 1 KERENS, LLC		GRUENEPOINTE 1 KEMP, LLC
a Texas limited liability company		a Texas limited liability company

By:	/s/ Jerry Williamson	By:	/s/ Jerry Williamson
	Jerry Williamson, President		Jerry Williamson, President

GRUENEPOINTE 1 CASA RIO, LLC		GRUENEPOINTE 1 MT. PLEASANT, LLC
a Texas limited liability company		a Texas limited liability company

By:	/s/ Jerry Williamson	By:	/s/ Jerry Williamson
	Jerry Williamson, President		Jerry Williamson, President

GRUENEPOINTE 1 RIVER CITY, LLC		GRUENEPOINTE 1 KAUFMAN, LLC
a Texas limited liability company		a Texas limited liability company

By:	/s/ Jerry Williamson	By:	/s/ Jerry Williamson
	Jerry Williamson, President		Jerry Williamson, President